NEWS RELEASE

For More Information Contact:	For Release - November 2, 2009
J. Downey Bridgwater, Chairman, President and Chief Executive Officer, (713) 507-2670 Zach L. Wasson, Executive Vice President and Chief Financial Officer, (713) 507-1297

Sterling Bancshares Takes Actions to Reduce Nonperforming Loans
and Increase Allowance for Credit Losses

•	Proposed loan sales totaling approximately $51 million (including $42 million in nonperforming loans)
•	Accounting standard on subsequent events requires losses associated with proposed loan sales to be recorded in the third quarter of 2009
•	Management revised certain accounting estimates used in determining the adequacy of the allowance for loan losses to better reflect current conditions
•	Allowance for credit losses built to 2.18% of total loans in the third quarter of 2009
•	Nonperforming loans decreased to 2.83% of total loans in the third quarter of 2009

HOUSTON, TX, November 2, 2009 – On November 2, 2009 Sterling Bancshares, Inc. (NASDAQ: SBIB), in order to sell certain nonperforming loans and further strengthen its allowance for loan losses, determined that it was necessary to record an additional loan loss provision in the amount of $28.6 million for the third quarter of 2009, or $0.23 per diluted share at September 30, 2009.  This additional provision resulted in a total provision for credit losses of $56.1 million and $76.6 million for the three and nine months ended September 30, 2009, respectively.  The net loss applicable to common shareholders for the third quarter of 2009 was $24.7 million, or $0.30 per diluted common share and $24.1 million, or $0.31 per diluted common share for the nine months ended September 30, 2009.

“We have taken steps to significantly reduce our total non-performing loans and increase our allowance for loan losses thereby better positioning our balance sheet for future growth and profitability,” said J. Downey Bridgwater, Sterling’s Chairman, President, and CEO. “We were able to take these actions due to our strong capital levels.”

Subsequent to announcing third quarter results on October 22, 2009, management has taken several actions to reduce nonperforming loans and further build the allowance for loan losses recorded as of September 30, 2009.  The further build-up in allowance and corresponding increase in provision for loan losses was primarily driven by the following three decisions by management:

•	Execution of a definitive agreement to sell $19 million in net book value loans related to Semgroup (a previously disclosed nonperforming energy loan relationship);
•	Execution of a letter of intent to sell approximately $32 million in net book value commercial real estate loans out of our national SBA/Commercial Real Estate Portfolio; and
•	Revision of certain accounting estimates used in determining the adequacy of our allowance for loan losses.

As a result of the above proposed loan sales, management determined that it was appropriate to provide $13.6 million in additional provision in order to record these loans at their underlying and agreed upon sales price.  Management charged-off a portion of these loans against the related allowance for credit losses and reclassified these loans as held for sale at September 30, 2009.  The amount of nonperforming loans that are part of these proposed loan sales totaled $42 million at September 30, 2009, and assuming both loan sale transactions are consummated, the Company’s nonperforming loans would be further reduced by approximately $30 million or an additional 90 basis points during the fourth quarter.  These loan sales are expected to close in the fourth quarter of 2009.

Sterling Bancshares, Inc., News Release
November 2, 2009

Management concluded that in light of the two proposed loan sale transactions discussed above, the deterioration in the real estate market, and the continuing uncertainty in the economy, it was appropriate to revise certain accounting estimates used in determining the adequacy of the allowance for loan losses to better reflect current conditions.  The application of these accounting estimates resulted in the Company recording an additional $15 million in provision for credit losses in the third quarter of 2009.

Sterling has built its total allowance for credit losses to loans as of September 30, 2009 to $72.9 million or 2.18% of period-end loans, up from $54.2 million or 1.53% of period-end loans linked-quarter.

Sterling’s capital position remains strong with a tangible capital ratio of 7.70% at the end of the third quarter.  At September 30, 2009, tier 1 capital to risk-weighted assets was 11.20%, and total capital to risk-weighted assets stood at 13.95%, both well above regulatory minimums to be considered well-capitalized.

Conference Call

Management of Sterling will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Tuesday, November 3, 2009 at 9:00 a.m. Eastern Time.  To participate, visit the Investor Relations section of the Company's web site at http://www.banksterling.com or call (612) 332-0342.  An audio archive of the call will also be available on the web site beginning Wednesday, November 4, 2009.

A telephone replay of the conference call will be available beginning Tuesday, November 3, 2009 at 10:30 a.m. until Tuesday, November 10, 2009 at 11:59 p.m. Central Time by dialing (800) 475-6701. The access code for the replay is 122236.

Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared.  The Company does not assume any obligation to update the forward-looking statements.  There are several factors, many beyond the Company’s control, that could cause results to differ significantly from expectations including:  adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing; the ability to integrate acquisitions and realize expected cost savings and revenue enhancements, effects of changes in interest rates on net interest margin and changes in federal and state regulations and laws.  Additional factors can be found in the Company's 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares
Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $4.9 billion, which operates 60 banking centers in the greater metropolitan areas of Houston, San Antonio, Dallas and Fort Worth, Texas. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”.  For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date
	Sep. 30,	Jun. 30,	Sep. 30,
	2009	2009	2008	2009	2008
Profitability
Net income (loss)	$(24,724)	$2,607	$7,090	$(14,710)	$29,006
Net income (loss) applicable to common shareholders	$(24,724)	$(4,851)	$7,090	$(24,052)	$29,006

Earnings (loss) per common share (1):
Basic	$(0.30)	$(0.06)	$0.10	$(0.31)	$0.40
Diluted	$(0.30)	$(0.06)	$0.10	$(0.31)	$0.39

Return on average common equity (2)	(16.98)%	(3.46)%	5.61%	(5.77)%	7.75%
Return on average assets (2)	(1.97)%	0.21%	0.57%	(0.39)%	0.81%

Tax equivalent net interest margin (3)	4.20%	4.33%	4.44%	4.26%	4.59%

Efficiency Ratio (4):
Consolidated	69.56%	70.54%	64.08%	68.73%	62.57%
Sterling Bank	67.79%	68.37%	62.14%	66.76%	60.59%

Liquidity and Capital Ratios
Average loans to average deposits	85.86%	91.81%	101.77%	91.82%	100.19%
Period-end stockholders' equity to total assets	11.23%	11.61%	10.14%	11.23%	10.14%
Average stockholders' equity to average assets	11.60%	12.14%	10.20%	12.18%	10.44%
Period-end tangible capital to total tangible assets	7.70%	8.13%	6.60%	7.70%	6.60%
Tier 1 capital to risk-weighted assets	11.20%	11.08%	9.18%	11.20%	9.18%
Total capital to risk-weighted assets	13.95%	13.72%	11.82%	13.95%	11.82%
Tier 1 leverage ratio (Tier 1 capital to average assets)	8.88%	9.38%	8.15%	8.88%	8.15%

Other Data
Shares used in computing earnings per common share
Basic shares	81,707	77,894	73,186	77,659	73,158
Diluted shares	81,707	77,894	73,525	77,659	73,475
End of period common shares outstanding	81,755	81,685	73,219	81,755	73,219

Book value per common share at period-end	$6.67	$6.98	$6.85	$6.67	$6.85
Cash dividends paid per common share	0.055	0.055	0.055	0.165	0.165
Common stock dividend payout ratio	(18.19)%	154.89%	56.83%	(85.45)%	41.65%
Full-time equivalent employees	1,013	1,038	1,119	1,013	1,119
Number of banking centers	60	61	59	60	59

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008
ASSETS
Cash and cash equivalents	$158,114	$74,736	$142,769	$113,163	$113,070
Available-for-sale securities, at fair value	836,521	766,536	673,960	633,357	543,545
Held-to-maturity securities, at amortized cost	162,990	163,611	169,973	172,039	174,434

Loans held for sale	38,187	1,642	1,395	1,524	322
Loans held for investment	3,312,520	3,537,221	3,727,368	3,792,290	3,744,772
Total loans	3,350,707	3,538,863	3,728,763	3,793,814	3,745,094
Allowance for loan losses	(70,059)	(53,075)	(56,703)	(49,177)	(45,222)
Loans, net	3,280,648	3,485,788	3,672,060	3,744,637	3,699,872

Premises and equipment, net	49,128	50,272	50,738	46,875	41,195
Real estate acquired by foreclosure	11,674	8,095	8,144	5,625	4,562
Goodwill	173,210	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	12,179	12,744	13,309	13,874	14,444
Accrued interest receivable	16,142	18,189	18,285	19,428	17,968
Other assets	158,912	159,186	152,383	157,771	164,929
TOTAL ASSETS	$4,859,518	$4,912,367	$5,074,831	$5,079,979	$4,947,229

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,094,346	$1,127,717	$1,173,745	$1,123,746	$1,085,882
Interest-bearing demand	1,874,746	1,670,437	1,586,754	1,523,969	1,397,614
Certificates and other time	1,038,362	1,160,081	1,173,958	1,171,422	1,090,624
Total deposits	4,007,454	3,958,235	3,934,457	3,819,137	3,574,120
Other borrowed funds	99,486	176,631	278,274	408,586	668,069
Subordinated debt	77,616	77,028	78,310	78,335	74,266
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	46,716	47,631	53,942	48,048	46,145
Total liabilities	4,314,006	4,342,259	4,427,717	4,436,840	4,445,334

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Preferred stock	-	-	118,332	118,012	-
Common stock	83,622	83,552	75,168	75,128	75,086
Capital surplus	171,955	170,708	122,877	121,918	113,611
Retained earnings	295,401	324,619	333,498	332,009	326,826
Treasury stock	(21,399)	(21,399)	(21,399)	(21,399)	(21,399)
Accumulated other comprehensive income, net of tax	15,933	12,628	18,638	17,471	7,771
Total shareholders' equity	545,512	570,108	647,114	643,139	501,895
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,859,518	$4,912,367	$5,074,831	$5,079,979	$4,947,229

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008
Interest income:
Loans, including fees	$49,658	$51,691	$53,000	$58,387	$59,636	$154,349	$182,770
Securities:
Taxable	9,286	8,815	8,558	7,989	7,714	26,659	21,671
Non-taxable	897	890	900	907	909	2,687	2,725
Deposits in financial institutions	64	-	-	-	2	64	10
Other interest-earning assets	29	26	6	3	53	61	162
Total interest income	59,934	61,422	62,464	67,286	68,314	183,820	207,338

Interest expense:
Demand and savings deposits	4,403	3,886	3,492	3,645	4,136	11,781	13,640
Certificates and other time deposits	5,504	6,503	7,467	8,041	8,763	19,474	29,402
Other borrowed funds	346	425	812	2,414	3,432	1,583	9,193
Subordinated debt	748	885	979	1,380	1,198	2,612	3,094
Junior subordinated debt	1,082	1,155	1,204	1,430	1,317	3,441	4,301
Total interest expense	12,083	12,854	13,954	16,910	18,846	38,891	59,630
Net interest income	47,851	48,568	48,510	50,376	49,468	144,929	147,708
Provision for credit losses	56,131	11,500	9,000	7,500	10,100	76,631	22,417
Net interest income after provision for credit losses	(8,280)	37,068	39,510	42,876	39,368	68,298	125,291

Noninterest income:
Customer service fees	3,845	3,752	4,112	3,865	3,882	11,709	11,906
Net gain (loss) on securities	4	(2)	15	(57)	(187)	17	(187)
Wealth management fees	1,862	1,840	2,202	2,028	2,255	5,904	6,956
Other	3,402	4,903	4,469	3,805	3,851	12,774	12,711
Total noninterest income	9,113	10,493	10,798	9,641	9,801	30,404	31,386

Noninterest expense:
Salaries and employee benefits	21,005	24,152	22,277	21,937	21,692	67,434	63,316
Occupancy	5,967	6,168	5,869	5,790	5,367	18,004	15,992
Technology	2,495	2,475	2,505	2,559	2,600	7,475	7,235
Professional fees	1,065	1,157	1,197	1,226	1,257	3,419	3,481
Postage, delivery and supplies	700	760	721	765	871	2,181	2,907
Marketing	557	499	431	781	627	1,487	1,764
Core deposits and other intangibles amortization	565	565	565	571	586	1,695	1,757
Acquisition costs	154	-	-	-	-	154	562
FDIC insurance assessments	1,741	4,001	1,232	762	561	6,974	1,762
Other	5,826	4,244	4,801	4,726	5,436	14,871	15,317
Total noninterest expense	40,075	44,021	39,598	39,117	38,997	123,694	114,093

Income (loss) before income taxes	(39,242)	3,540	10,710	13,400	10,172	(24,992)	42,584
Provision for income taxes	(14,518)	933	3,303	3,787	3,082	(10,282)	13,578
Net income (loss)	$(24,724)	$2,607	$7,407	$9,613	$7,090	$(14,710)	$29,006
Preferred stock dividends	-	7,458	1,884	398	-	9,342	-
Net income (loss) applicable to common shareholders	$(24,724)	$(4,851)	$5,523	$9,215	$7,090	$(24,052)	$29,006

Earnings (loss) per common share (1):
Basic	$(0.30)	$(0.06)	$0.08	$0.13	$0.10	$(0.31)	$0.40
Diluted	$(0.30)	$(0.06)	$0.08	$0.13	$0.10	$(0.31)	$0.39

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Sep. 30,			Jun. 30,
	2009			2009
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$1,607	$23	5.68%	$2,714	$40	5.84%
Loans held for investment:
Taxable	3,467,555	49,586	5.67%	3,634,159	51,598	5.69%
Non-taxable (3)	5,080	72	5.60%	5,294	77	5.87%
Securities:
Taxable	844,651	9,286	4.36%	761,249	8,815	4.64%
Non-taxable (3)	97,858	1,307	5.30%	96,447	1,292	5.37%
Deposits in financial institutions	106,392	64	0.24%	281	-	0.00%
Other interest-earning assets	38,419	29	0.30%	39,534	26	0.26%
Total interest-earning assets	4,561,562	60,367	5.25%	4,539,678	61,848	5.46%
Noninterest-earning assets	416,340			451,642
Total Assets	$4,977,902			$4,991,320

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,837,612	$4,403	0.95%	$1,674,468	$3,886	0.93%
Certificates and other time	1,084,513	5,504	2.01%	1,175,434	6,503	2.22%
Other borrowed funds	145,625	346	0.94%	216,342	425	0.79%
Subordinated debt	77,232	748	3.84%	77,701	885	4.57%
Junior subordinated debt	82,734	1,082	5.19%	82,734	1,155	5.60%
Total interest-bearing liabilities	3,227,716	12,083	1.49%	3,226,679	12,854	1.60%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,172,556			1,158,883
Shareholders' equity	577,630			605,758
Total Liabilities and Shareholders' Equity	$4,977,902			$4,991,320
Tax Equivalent Net Interest Income and Margin (3)		48,284	4.20%		48,994	4.33%

Tax Equivalent Adjustment:
Loans		23			24
Securities		410			402
Total tax equivalent adjustment		433			426
Net Interest Income		$47,851			$48,568

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-date
	2009			2008
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$2,064	$89	5.75%	$94,677	$4,681	6.60%
Loans held for investment:
Taxable	3,624,478	154,098	5.68%	3,514,320	177,950	6.76%
Non-taxable (3)	5,141	237	6.16%	3,260	202	8.27%
Securities:
Taxable	772,386	26,659	4.61%	610,877	21,671	4.74%
Non-taxable (3)	97,069	3,902	5.37%	97,278	3,820	5.25%
Deposits in financial institutions	60,885	64	0.14%	590	10	2.26%
Other interest-earning assets	29,336	61	0.28%	10,168	162	2.13%
Total interest-earning assets	4,591,359	185,110	5.39%	4,331,170	208,496	6.43%
Noninterest-earning assets	422,017			460,904
Total Assets	$5,013,376			$4,792,074

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,693,613	$11,781	0.93%	$1,419,654	$13,640	1.28%
Certificates and other time	1,137,866	19,474	2.29%	1,109,199	29,402	3.54%
Other borrowed funds	241,653	1,583	0.88%	500,268	9,193	2.45%
Subordinated debt	77,582	2,612	4.50%	57,687	3,094	7.16%
Junior subordinated debt	82,734	3,441	5.56%	82,734	4,301	6.94%
Total interest-bearing liabilities	3,233,448	38,891	1.61%	3,169,542	59,630	2.51%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,169,110			1,122,443
Shareholders' equity	610,818			500,089
Total Liabilities and Shareholders' Equity	$5,013,376			$4,792,074
Tax Equivalent Net Interest Income and Margin (3)		146,219	4.26%		148,866	4.59%

Tax Equivalent Adjustment:
Loans		75			63
Securities		1,215			1,095
Total tax equivalent adjustment		1,290			1,158
Net Interest Income		$144,929			$147,708

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008
Condensed Average Balance Sheet
Loans held for sale	$1,607	$2,714	$1,876	$684	$110,721
Loans held for investment	3,472,635	3,639,453	3,780,147	3,795,340	3,602,853
Total loans	3,474,242	3,642,167	3,782,023	3,796,024	3,713,574
Available-for-sale securities, at fair value	779,792	689,541	635,423	573,073	564,779
Held-to-maturity securities, at amortized cost	162,717	168,155	171,245	173,584	174,980
Deposits in financial institutions	106,392	281	257	273	326
Other interest-earning assets	38,419	39,534	9,740	4,093	11,122
Total interest-earning assets	4,561,562	4,539,678	4,598,688	4,547,047	4,464,781
Goodwill	173,210	173,210	173,210	173,210	173,106
Core deposits and other intangibles, net	12,463	13,028	13,587	14,158	14,740
All other noninterest-earning assets	230,667	265,404	286,454	301,516	281,156
Total assets	$4,977,902	$4,991,320	$5,071,939	$5,035,931	$4,933,783

Noninterest-bearing demand deposits	$1,124,076	$1,117,335	$1,130,230	$1,116,607	$1,093,053
Interest bearing deposits:
Interest-bearing demand deposits	1,837,612	1,674,468	1,565,770	1,407,482	1,410,719
Jumbo certificates of deposit	614,418	658,983	651,798	634,499	677,251
Regular certificates of deposit	287,243	308,842	306,686	306,224	316,567
Brokered certificates of deposit	182,852	207,609	195,936	162,654	151,378
Total deposits	4,046,201	3,967,237	3,850,420	3,627,466	3,648,968
Other borrowed funds	145,625	216,342	365,408	667,933	581,212
Subordinated debt	77,232	77,701	77,820	75,354	74,098
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	48,480	41,548	45,698	44,340	43,608
Total liabilities	4,400,272	4,385,562	4,422,080	4,497,827	4,430,620
Common equity	577,630	561,540	531,736	510,965	503,163
Preferred equity	-	44,218	118,123	27,139	-
Total shareholders' equity	577,630	605,758	649,859	538,104	503,163
Total liabilities and shareholders' equity	$4,977,902	$4,991,320	$5,071,939	$5,035,931	$4,933,783

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008
Period-end Loans:
Loans held for sale	$38,187	$1,642	$1,395	$1,524	$322
Loans held for investment:
Commercial and industrial	823,797	930,445	1,060,572	1,107,519	1,094,767
Real Estate:
Commercial	1,703,629	1,768,824	1,788,488	1,765,843	1,564,989
Construction and development	394,819	458,386	499,262	545,303	732,174
Residential mortgage	335,007	323,520	320,021	309,665	284,036
Consumer/other	55,268	56,046	59,025	63,960	68,806
Loans held for investment	3,312,520	3,537,221	3,727,368	3,792,290	3,744,772
Total period-end loans	$3,350,707	$3,538,863	$3,728,763	$3,793,814	$3,745,094

Period-End Deposits:
Noninterest-bearing demand	$1,094,346	$1,127,717	$1,173,745	$1,123,746	$1,085,882
Interest-bearing demand	1,874,746	1,670,437	1,586,754	1,523,969	1,397,614
Certificates and other time deposits:
Jumbo	594,590	644,965	666,722	660,427	636,447
Regular	273,721	306,988	301,047	317,719	304,050
Brokered	170,051	208,128	206,189	193,276	150,127
Total period-end deposits	$4,007,454	$3,958,235	$3,934,457	$3,819,137	$3,574,120

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$53,075	$56,703	$49,177	$45,222	$41,651	$49,177	$34,446
Charge-offs:
Commercial, financial and industrial	3,895	13,523	1,960	1,764	3,713	19,378	7,644
Real estate, mortgage and construction	33,621	1,903	438	1,629	1,879	35,962	3,612
Consumer	318	331	460	648	657	1,109	1,311
Total charge-offs	37,834	15,757	2,858	4,041	6,249	56,449	12,567
Recoveries:
Commercial, financial and industrial	251	286	640	286	277	1,177	1,106
Real estate, mortgage and construction	23	180	98	5	28	301	112
Consumer	163	163	94	205	142	420	435
Total recoveries	437	629	832	496	447	1,898	1,653
Net charge-offs	37,397	15,128	2,026	3,545	5,802	54,551	10,914
Provision for loan losses	54,381	11,500	9,552	7,500	9,373	75,433	21,690
Allowance for loan losses at end of period	$70,059	$53,075	$56,703	$49,177	$45,222	$70,059	$45,222

Allowance for unfunded loan commitments at beginning of period	1,102	1,102	1,654	1,654	927	1,654	927
Provision for losses on unfunded loan commitments	1,750	-	(552)	-	727	1,198	727
Allowance for unfunded loan commitments at end of period	2,852	1,102	1,102	1,654	1,654	2,852	1,654
Total allowance for credit losses	$72,911	$54,177	$57,805	$50,831	$46,876	$72,911	$46,876

Nonperforming Assets
Nonaccrual loans:
Loans held for sale	$29,472	$-	$-	$-	$-	$29,472	$-
Loans held for investment	65,515	114,069	102,450	87,491	70,538	65,515	70,538
Real estate acquired by foreclosure	11,674	8,095	8,144	5,625	4,562	11,674	4,562
Other repossessed assets	33	419	144	154	234	33	234
Total nonperforming assets	$106,694	$122,583	$110,738	$93,270	$75,334	$106,694	$75,334

Restructured loans - accruing	$27,110	$2,828	$-	$-	$-	$27,110	$-

Accruing loans 30 to 89 days past due	$23,364	$30,131	$26,640	$30,492	$31,749	$23,364	$31,749

Accruing loans past due 90 days or more	$681	$2,112	$7,464	$8,448	$3,142	$681	$3,142

Ratios
Period-end allowance for credit losses to period-end loans	2.18%	1.53%	1.55%	1.34%	1.25%	2.18%	1.25%
Period-end allowance for loan losses to period-end loans	2.09%	1.50%	1.52%	1.30%	1.21%	2.09%	1.21%
Period-end allowance for loan losses to nonperforming loans	73.76%	46.53%	55.35%	56.21%	64.11%	73.76%	64.11%
Nonperforming loans to period-end loans	2.83%	3.22%	2.75%	2.31%	1.88%	2.83%	1.88%
Nonperforming assets to period-end assets	2.20%	2.50%	2.18%	1.84%	1.52%	2.20%	1.52%
Net charge-offs to average loans (2)	4.27%	1.67%	0.22%	0.37%	0.62%	2.01%	0.40%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)
Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year.  Thus, the sum for all quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.

(3)	Taxable-equivalent basis assuming a 35% tax rate.

(4)
The efficiency ratio is calculated by dividing noninterest expense less acquisition costs, hurricane related costs and a one-time severance charge by tax equivalent basis net interest income plus noninterest income less net gain (loss) on investment securities.